United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 18, 2020

Date of Report (Date of earliest event reported)

Orisun Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39014	83-2479505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Madison Avenue, Room 543 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 482-6032

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.00001 par value, one Redeemable Warrant to acquire one-half of one share of Common Stock, and one Right to acquire one-tenth (1/10) of a share of Common Stock	ORSNU	NASDAQ Capital Market
Common Stock	ORSN	NASDAQ Capital Market
Warrants	ORSNW	NASDAQ Capital Market
Rights	ORSNR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Orisun Acquisition Corp. (“Orisun”), Ucommune International Ltd (“Purchaser”), Everstone International Ltd (“Merger Sub”), and Ucommune Group Holdings Limited (“Ucommune”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Orisun and Ucommune to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Ucommune or Orisun; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Orisun’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Ucommune and Orisun to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Orisun’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019 filed with the SEC, in Orisun’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the Registration Statement on Form F-4 and proxy statement that will be filed with the SEC by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Orisun, Purchaser, Merger Sub, Ucommune, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser has filed a registration statement on Form F-4, which includes a preliminary proxy statement, with the Securities and Exchange Commission (the “SEC”) and Orisun and Purchaser will file additional relevant materials with SEC. A proxy statement and a proxy card will be mailed to Orisun’s stockholders as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement on Form F-4 and proxy statement without charge from the Company. The Registration Statement on Form F-4 and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Orisun at 555 Madison Avenue, Room 543 New York, NY. INVESTORS AND SECURITY HOLDERS OF ORISUN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT ORISUN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORISUN, UCOMMUNE AND THE TRANSACTIONS.

Participants in Solicitation

Orisun, Purchaser, Merger Sub, Ucommune, certain shareholders of the Company, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Orisun common stock in respect of the proposed transaction. Information about Orisun’s directors and executive officers and their ownership of Orisun’s common stock is set forth in Orisun’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01 Entry into a Material definitive Agreement.

As previously announced, on June 29, 2020, Orisun Acquisition Corp., a Delaware corporation (“Orisun”), Ucommune International Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of Orisun (“PubCo”), Everstone International Ltd, a Cayman Islands exempted company and a wholly owned subsidiary of Purchaser, Ucommune Group Holdings Limited, a Cayman Islands exempted company (“Ucommune”), certain shareholders of Ucommune, and Mr. Daqing Mao, as representative of shareholders of Ucommune, entered into a merger agreement (“Merger Agreement”).

On August 18, 2020, Orisun, PubCo and Ucommune, entered into backstop agreements (each, a “Backstop Agreement”) with 14 investors, pursuant to which the investors agreed to invest no less than $53 million by (i) acquiring Orisun’s common stock in the open market or in private transactions prior to the closing of the Business Combination at the then prevailing market price of the shares, or (ii) acquiring newly issued PubCo class A ordinary shares concurrently with the closing of the business combination at a price of $10.10 per share (the “PIPE Shares”).

Pursuant to the Backstop Agreements, PubCo agreed that, after the closing of the business combination and subject to certain conditions set forth in the Backstop Agreements, PubCo will file with the SEC a registration statement registering the resale of the PIPE Shares (the “Resale Registration Statement”), and PubCo will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof. In addition, subject to certain exceptions, if any time after the closing of the business combination, PubCo proposes to file a registration statement under the Securities Act with respect to its securities, under the Backstop Agreement, PubCo will give notice to holders of PIPE Shares as to the proposed filing and offer such stockholders an opportunity to register the sale of such number of their registrable securities as they request in writing.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The PIPE Shares potentially issuable pursuant to the Backstop Agreement will, if issued, be issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D and Regulation S thereunder.

Item 8.01 Other Events.

On August 24, 2020, the Orisun issued a press release announcing entry into the Backstop Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Form of Backstop Agreement
99.1*	Press Release dated August 24, 2020

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2020

ORISUN ACQUISITION CORP.

By:	/s/ Wei Chen
Name:	Wei Chen
Title:	Chief Executive Officer

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